UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2011

HILL INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-33961	20-0953973
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Lippincott Centre, Marlton, NJ	08053
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (856) 810-6200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As disclosed in our Form 8-K dated July 7, 2011 (the “Prior Form 8-K”), on June 30, 2011, the Company entered into a Forbearance Agreement (the “Forbearance Agreement”) with Bank of America, N.A., Capital One, N.A., The PrivateBank and Trust Company and PNC Bank N.A., as Lenders (collectively, the “Lenders”), and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”) for the Secured Parties under the Credit Agreement, dated June 30, 2009, among the Company, each lender party thereto and the Administrative Agent (the “Credit Agreement”). As of September 30, 2011, the Company, the Lenders and the Administrative Agent entered into the Second Amendment to Forbearance Agreement (the “Second Amendment”), amending the Forbearance Agreement, whereby the Lenders agreed to forbear from enforcing their remedies against the Company with respect to the Company’s previously disclosed failure to comply with financial covenants under the Credit Agreement, specifically the Consolidated Leverage Ratio and the Consolidated Fixed Charge Ratio, from February 4, 2011 through the earlier of (a) the date of the occurrence of any default or event of default other than the Specified Defaults (as defined in the Second Amendment) and (b) October 17, 2011. The Second Amendment is filed as Exhibit 10.2 to this Report. The Company is negotiating with the Lenders to extend the term of the Forbearance Agreement and expects to finalize those negotiations by October 16, 2011, although no assurances can be given that such agreement will be reached before or after such date.

On August 16, 2011, the Company, the Lenders and the Agent entered into a First Amendment to Forbearance Agreement (the “First Amendment”), also amending the Forbearance Agreement. The amendments set forth in the First Amendment were not material, but the First Amendment is filed as Exhibit 10.1 to this Report for consistency.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	First Amendment to Forbearance Agreement, dated as of August 16, 2011, by and among Hill International, Inc., a Delaware corporation, as Borrower, Bank of America, N.A., Capital One, N.A., The PrivateBank and Trust Company, PNC Bank National Association, as Lenders, and Bank of America, N.A., as Administrative Agent (as defined in the Forbearance Agreement).

10.2	Second Amendment to Forbearance Agreement, dated as of September 30, 2011, by and among Hill International, Inc., a Delaware corporation, as Borrower, Bank of America, N.A., Capital One, N.A., The PrivateBank and Trust Company, PNC Bank National Association, as Lenders, and Bank of America, N.A., as Administrative Agent (as defined in the Forbearance Agreement).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILL INTERNATIONAL, INC.

	By:	/s/ John Fanelli III
	Name:	John Fanelli III
Dated: October 6, 2011	Title:	Senior Vice President and
Chief Financial Officer

3